                                                                    EXHIBIT 10.3






                             AMENDED AND RESTATED
                             CONSORTIUM AGREEMENT


                                    BETWEEN


                         MORRISON KNUDSEN CORPORATION

                                      AND

                              BNFL USA GROUP INC.

                                  DATED AS OF

                                MARCH 19, 1999

                                                                    CONFIDENTIAL





                             AMENDED AND RESTATED
                             CONSORTIUM AGREEMENT


     THIS AMENDED AND RESTATED CONSORTIUM AGREEMENT (this "AGREEMENT"), dated as of March 19, 1999, by and between the following parties:

         .     MORRISON KNUDSEN CORPORATION, an Ohio corporation ("MK"), and

         .     BNFL USA GROUP INC., a Delaware corporation ("BNFL-USA").


                                  WITNESSETH

     WHEREAS:

     1. MK and BNFL-USA entered into a Consortium Agreement, dated as of June 24, 1998 (the "ORIGINAL AGREEMENT"), pursuant to which they formed a consortium for the purpose of acquiring the Energy Systems business (the "ESBU BUSINESS") and the Government Operations business (the "GESCO BUSINESS") of CBS Corporation ("CBS").

     2. The Original Agreement set forth the agreement of MK and BNFL-USA concerning the basis on which the ESBU and GESCO Businesses would be owned, and the basis on which ownership, control and risk would be shared after the acquisition.

     3. On June 24, 1998 MK and BNFL-USA organized WGNH Acquisition, LLC, a Delaware limited liability company ("WGNH"), for the purpose of entering into asset purchase agreements with CBS for the acquisition of the ESBU and GESCO Businesses and acting as a holding company for MK and BNFL-USA's interests in the ESBU and GESCO Businesses. WGNH is the entity referred to as "Wesco" in the Original Agreement and the ownership, governance and management of WGNH are currently set forth in the Original Agreement.

     4. WGNH entered into an Asset Purchase Agreement, dated as of June 25, 1998 (as it may be amended from time to time, the "ESBU PURCHASE AGREEMENT"), with CBS covering the acquisition by WGNH of the ESBU Business, and (ii) an Asset Purchase

                                                                    CONFIDENTIAL

          Agreement, dated as of June 25, 1998 (as it may be amended from time to time, the "GESCO PURCHASE AGREEMENT"), with CBS covering the acquisition by WGNH of the GESCO Business. The ESBU Purchase Agreement and the GESCO Purchase Agreement are sometimes referred to individually as an "ASSET PURCHASE AGREEMENT" or collectively as the "ASSET PURCHASE AGREEMENTS".

     5. Since the date of the Original Agreement (i) certain changes have occurred with respect to the scope of the GESCO Business, and (ii) MK and BNFL-USA have had further discussions with each other and with representatives of the United States government and CBS concerning certain issues relating to the ownership and control of certain aspects of the ESBU and GESCO Businesses. As a result of these changes and discussions WGNH will no longer act as a holding company for MK's and BNFL-USA's interests in the ESBU and GESCO Businesses and either by novation or assignment will transfer its rights and obligations under the Asset Purchase Agreements to other entities organized by the parties.

     6. MK and BNFL-USA wish to amend and restate the Original Agreement in its entirety as set forth in this Agreement so as to set forth their revised agreement concerning the basis on which the ESBU and GESCO Businesses will be owned, and the basis on which ownership, control and risk will be shared after the acquisition.

     7. MK and BNFL-USA intend to take certain actions and enter into certain other agreements as contemplated by this Agreement.

     8. BNFL-USA has organized a new wholly-owned subsidiary, BNFL Nuclear Services, Inc., a Delaware corporation ("BNSI"), for the purpose of holding BNFL-USA's interests in the GESCO and ESBU Businesses.

     9. Morrison Knudsen Corporation, a Delaware corporation ("MK-DELAWARE") which is the parent company of MK, and British Nuclear Fuels plc, a public limited company organized under the laws of England ("BNFL") which is the parent company of BNFL-USA, entered into guarantees of the obligations of MK and BNFL-USA, respectively, under the Original Agreement (the "ORIGINAL GUARANTEES") and wish to replace the Original Guarantees with guarantees of the obligations of MK and BNFL-USA and BNSI, respectively, under this Agreement in the form attached following the signature pages to this Agreement.

     NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in this Agreement, the Original Agreement, including the Exhibits thereto, is hereby amended and restated to read in its entirety as follows:

                                                                    CONFIDENTIAL

1.   FORMATION OF ADDITIONAL COMPANIES.

     1.1  Interim Companies. MK and BNSI have organized the following limited
          -----------------
          liability companies (sometimes referred to individually as an "INTERIM COMPANY" and collectively as the "INTERIM COMPANIES"):

          (a) MK/BNFL GESCO LLC, a Delaware limited liability company ("INTERIM GESCO"), the membership interests in which are owned on a 60/40 basis by MK and BNSI, respectively, as set forth in greater detail in a limited liability company agreement dated as of October 10, 1998.

          (b) MK/BNFL Commercial Nuclear Services LLC, a Delaware limited liability company ("INTERIM CNS"), the membership interests in which are owned on a 60/40 basis by MK and BNSI, respectively, as set forth in greater detail in a limited liability company agreement dated as of October 10, 1998.

          (c) MK WGS LLC, a Delaware limited liability company ("INTERIM WGS"), the membership interests in which are wholly owned by MK, as set forth in greater detail in a limited liability company agreement dated as of December 30, 1998.

     1.2  Organization. Promptly after the date of this Agreement the parties
          ------------
          will organize the following corporations or limited liability companies (sometimes referred to individually as a "COMPANY" and collectively as the ("COMPANIES") under the names, to take effect from the closing of the Asset Purchase Agreements, set forth below and, prior to closing, under such other interim names as the parties may agree:

          (a) Westinghouse Government Services Company LLC, a Delaware limited liability company ("WGS")

          (b) Westinghouse Government Environmental Services Company LLC, a Delaware limited liability company ("WGES")

          (c) Westinghouse Electric Company LLC, a Delaware limited liability company ("WELCO")

          (d) Such other entities as the parties deem necessary or desirable to carry out the intent of this Agreement but not otherwise in contradiction of the terms of this Agreement.

                                                                    CONFIDENTIAL

          If appropriate, the parties may reorganize Interim GESCO as WGES, Interim CNS as WELCO, and Interim WGS as WGS in which case they will transfer their membership interests and make such other changes in the organizational documents of such companies as may be necessary to conform to the terms of this Agreement. If any of the Interim Companies is not reorganized as contemplated by the preceding sentence the parties will cause it to be dissolved.

     1.3  Operating Agreements. The ownership, management, operation, financing
          --------------------
          and other attributes of the Companies will be set forth in the respective articles of incorporation, by-laws, limited liability company agreements and related documents to be entered into with respect to each of the Companies and other necessary documents which will be consistent with the provisions of this Agreement.

2.   WGNH.
     ----

     2.1  Purpose. WGNH's purpose will be to assign its rights and obligations
          -------
          under the Asset Purchase Agreements as contemplated by Sections 6.2
                                                                 ------------
          and 6.3 and to execute and deliver any appropriate amendments to the
              ---
          Asset Purchase Agreements that may be necessary prior to the date of such assignment. Promptly after the assignment has been achieved the parties will cause WGNH to be dissolved.

     2.2  General. The parties will cooperate with each other and take all
          -------
          necessary action to implement this Section 2.
                                             ---------

3.   WGS.
     ---

     3.1  Purpose. The purpose of WGS will be to pursue business opportunities
          -------
          related to the Defense Program missions of the U.S. Department of Energy (the "DOE") and the U.S. Department of Defense (the "DOD"). With effect from the GESCO Closing (as defined in Section 6.1) WGS
                                                            -----------
          will

          (a) own and operate those portions of the GESCO Business that are included in the WGS Operations (as defined in Section 6.1(a)),
                                                             --------------

          (b) submit bids to the DOE and the DOD for new classified defense programs to be awarded by the DOE or the DOD that are consistent with the objectives of the WGS Operations, and

          (c)  own 60% of the outstanding membership interests in WGES.

                                                                    CONFIDENTIAL

     3.2  Organization. MK will organize WGS as a Delaware limited liability
          ------------
          company and will hold 100% of the membership interests of WGS.

     3.3  BNFL Passive Economic Right and Obligations.  BNSI will have
          -------------------------------------------

          (a) a passive economic right to receive a portion of the gains, profits and losses of WGS and the WGS Operations, and

          (b) an obligation to make additional contributions to WGS's funding requirements, and to provide financial assurances with respect to WGS,

          in each case as set forth in an agreement (the "WGS AGREEMENT") in the form attached as Exhibit B.
                           ---------

     3.4  Management.
          ----------

          (a)  Management by Managers. WGS will be managed by a board of
               ----------------------
               directors or managers (the "BOARD") and by officers appointed by the Board.

          (b)  Board. With effect from the GESCO Closing, WGS will have a Board
               -----
               of seven directors appointed by MK, one of whom will be nominated by BNSI (the "BNFL DIRECTOR"). One of the MK appointed directors will serve as Chairman of the Board. Not later than the GESCO Closing Thomas Zarges will be appointed as Chairman. The parties will develop a mutually acceptable policy on dividends and distributions to be adopted by the WGS Board.

          (c)  Officers.  The Board will appoint a President and other officers
               --------
               as desired from time to time. With effect from the GESCO Closing, James Gallagher will be appointed as President. The officers will have the authority, responsibilities and duties as are customary for officers holding similar positions with respect to businesses conducted in corporate form and such additional authority, responsibilities and duties as the Board may delegate from time to time. The BNFL Director will have no vote with respect to the election, appointment or tenure of any officers.

          (d)  FOCI and National Security Issues. FOCI shall be addressed
               ---------------------------------
               through a FOCI Negation Plan consisting of a Security Control Agreement, as reviewed and approved by the DOE (and the DOD as appropriate), and substantially in the form of Exhibit C (the
                                                              ---------
               "WGS SECURITY CONTROL AGREEMENT").

                                                                    CONFIDENTIAL

          (e)  Approval. All actions of the Board will be taken by majority vote
               --------
               except that, subject to the provisions of the WGS Security Control Agreement, the following actions will require the concurrence of the BNFL Director (except, in the case of clauses
               (i), (iii), (iv), and (v), to the extent such actions relate to the WGES Operations or to the proceeds of WGS's investment in WGES and do not adversely affect the defense program business conducted by WGS):

               (i) disposition or financial encumbrance of all or substantially all of the property and assets of WGS and its subsidiaries;

               (ii) dissolution, merger or consolidation of WGS or any of its subsidiaries;

               (iii) major financing, which for the purposes of this Agreement shall mean the incurrence of indebtedness for borrowed money by WGS or any of its subsidiaries of more than $2,000,000 in any single transaction or $10,000,000 in the aggregate; provided that the concurrence of the BNFL Director shall not be required for the approval of any refinancing of any financing previously approved under this clause (iii) so long as the amount of the indebtedness is not increased and the terms of the refinancing are no less favorable to WGS or the applicable subsidiary than the original financing;

               (iv) commencement or settlement of major litigation by WGS or any of its subsidiaries, which for the purposes of this Agreement means any action or proceeding, whether involving a court action, arbitration, mediation or other dispute resolution process, (A) in which the amount in damages payable by any party may reasonably be expected to exceed $2,000,000 or (B) may reasonably be expected to result in any order or other binding decision that would prevent WGS or any of its subsidiaries from carrying on any material part of the WGS Operations;

               (v) material changes to the dividend and distribution policy of WGS;

               (vi) assumption of material additional liabilities or purchase of material additional assets by WGS and its subsidiaries through the submission of bids for new contracts or the amendment of existing contracts;

                                                                    CONFIDENTIAL

               (vii) material changes to the lines of business conducted by WGS and its subsidiaries; or

               (viii) such other matters as may be specified in the WGS
                      Agreement or the limited liability company agreement of WGS.

               Appropriate protections will be provided to ensure that funds are not distributed to MK or its affiliates via contract or any other mechanism that would frustrate or avoid BNSI's participation in the gains, profits and losses of WGS and the WGS Operations as contemplated by the WGS Agreement.

4.   WGES.
     ----

     4.1  Purpose. The purpose of WGES will be to pursue business opportunities
          -------
          related to environmental remediation and waste management activities, including those of the DOE and the DOD. With effect from the GESCO Closing, WGES will own and operate those portions of the GESCO Business that are included in the WGES Operations (as defined in
          Section 6.1(b)).
          --------------

     4.2  Members. WGES will have a single series of membership interests. The
          -------
          members and their membership interests in WGES will be:

               WGS       --       60%
               BNSI      --       40%

     4.3  Management.
          ----------

          (a)  Management by Managers. WGES will be managed by a board of
               ----------------------
               directors or managers (the "BOARD") selected by the members, and by officers appointed by the Board.

          (b)  Board.  With effect from the GESCO Closing Date, WGES will have a
               -----
               Board of five directors consisting of two individuals selected by MK (the "MK DIRECTORS"), two individuals selected by BNSI (the "BNFL DIRECTORS") and one individual appointed by MK with the written approval of DOE (the "OUTSIDE REPRESENTATIVE") who, absent DOE approval will have had no prior involvement with WGES, MK, BNSI or their respective parent, subsidiary or affiliated companies. The Outside Representative will be appointed by MK, with the written approval of the DOE. Each director will serve for a one-year term, and will be eligible for re-appointment in accordance with this subsection (b), provided that MK and BNSI shall have the right to replace

                                                                    CONFIDENTIAL

               their respective appointees at any time subject to the provisions of the Security Control Agreement referred to in subsection (d) below. One of the MK Directors will serve as Chairman of the Board and, not later than the GESCO Closing, Thomas Zarges will be selected as Chairman. The parties will develop a mutually acceptable policy on dividends and distributions to be adopted by the WGES Board.

          (c)  Officers.  The Board will appoint a President and other officers
               --------
               as desired from time to time. With effect from the GESCO Closing, the Board will appoint James Gallagher as President. The officers will have the authority, responsibilities and duties as are customary for officers holding similar positions with respect to businesses conducted in corporate form and such additional authority, responsibilities and duties as the Board may delegate from time to time. The BNFL Directors will have no vote with respect to the election, appointment or tenure of any officers.

          (d)  FOCI and National Security Issues. FOCI shall be addressed
               ---------------------------------
               through a FOCI Negation Plan consisting of a Security Control Agreement, as reviewed and approved by the DOE (and the DOD as appropriate), and substantially in the form of Exhibit D (the "WGES SECURITY CONTROL AGREEMENT").

          (e)  Approval. All actions of the Board will be taken by majority vote
               --------
               except that, subject to the provisions of the WGS Security Control Agreement, the following actions will require the concurrence of the MK Directors and the BNFL Directors:

               (i) disposition or financial encumbrance of all or substantially all of the property and assets of WGES and its subsidiaries;

               (ii) dissolution, merger or consolidation of WGES or any of its subsidiaries;

               (iii) major financing, which for the purposes of this Agreement shall mean the incurrence of indebtedness for borrowed money of WGES and its subsidiaries of more than $2,000,000 in any single transaction or $10,000,000 in the aggregate for WGES and its subsidiaries taken as a whole; provided that the concurrence of the BNFL Directors shall not be required for the approval of any refinancing of any financing previously approved under this clause (iii) so long as the amount of the indebtedness is not increased and the terms of the refinancing are

                                                                    CONFIDENTIAL

                         no less favorable to WGES or the applicable subsidiary than the original financing;

                  (iv) commencement or settlement of major litigation by WGES or any of its subsidiaries, which for the purposes of this Agreement means any action or proceeding, whether involving a court action, arbitration, mediation or other dispute resolution process, (A) in which the amount in damages payable by any party may reasonably be expected to exceed $2,000,000 or (B) may reasonably be expected to result in any order or other binding decision that would prevent WGES or any of its subsidiaries from carrying on any material part of the WGES Operations;

                  (v) capital stock transactions, which for the purposes of this Agreement means transactions involving the issuance or transfer of any membership interests or other equity interests in WGES or any of its subsidiaries or the admission of any other member;

                  (vi) material changes to the dividend and distribution policy of WGES;

                  (vii) material increases in the liabilities of WGES and its subsidiaries through the submission of bids for new contracts or the amendment of existing contracts; or

                  (viii) material changes to the lines of business included in the WGES Operations.

                  Appropriate protections will be provided to ensure that funds are not distributed to MK or its affiliates via contract or any other mechanism that would frustrate or avoid BNSI's participation in the gains, profits and losses of WGES and the WGES Operations as contemplated by this Agreement.

5.   WELCO.
     -----

     5.1     Purpose. The purpose of WELCO will be to acquire and operate the
             -------
             ESBU Business and to pursue business opportunities related to commercial nuclear businesses and related matters. With effect from the ESBU Closing (as defined in Section 6.3(b)) WELCO will

             (a) own and operate all properties and assets that constitute the ESBU Business and are acquired by it under the ESBU Purchase Agreement, and

                                                                    CONFIDENTIAL

            (b) lease and operate those portions of the Science and Technology Center that are related to the ESBU Business (the "STC"), as contemplated by Section 5.22 of the ESBU Purchase Agreement.

     5.2    Members. BNSI will be the sole member of WELCO. If Interim ESBU is
            -------
            reorganized as WELCO, MK will transfer to BNSI any membership interest held by it in Interim ESBU for nominal consideration.

     5.3    Management.
            ----------

            (a)   Management by Managers. WELCO will be managed by a Mboard of
                  ----------------------
                  directors or managers (the "BOARD") elected by BNSI and by officers appointed by the Board.

            (b)   Board. The size and composition of the Board will be
                  -----
                  determined by BNSI. The initial Chairman of the Board will be John Taylor, the Chief Executive of BNFL.

            (c)   Officers. The Board will appoint a President and other
                  --------
                  officers as required from time to time. With effect from the ESBU Closing Charles W. Pryor will be appointed as the President. The officers will have the authority, responsibilities and duties as are customary for officers holding similar positions with respect to businesses conducted in corporate form and such additional authority, responsibilities and duties as the Board may delegate from time to time.

            (d)   FOCI and National Security Issues. The following provisions
                  ---------------------------------
                  will apply in order to address issues relating to national security.

                  (i) WELCO will take appropriate steps to mitigate any FOCI issues that arise from existing activities included in the ESBU Operations, including activities at the STC. If necessary, these steps will include the novation of any classified contracts to WGS or WGES, as appropriate.

                  (ii) WELCO will honor all existing commitments to the DOE with respect to AP600 technology, including payment commitments.

                  (iii) WELCO will comply with applicable U.S. Government export regulations and will honor all commitments to the Nuclear

                                                                    CONFIDENTIAL

                     Regulatory Commission with respect to the nuclear materials and other licenses currently held as part of the ESBU Business.

               (iv)  There will be no common officers between WELCO and WGS.

6.   ACQUISITION OF ESBU AND GESCO BUSINESSES.
     ----------------------------------------

     6.1  Division of GESCO Operations. The parties acknowledge that effective
          ----------------------------
          as of the Closing under and as defined in the GESCO Purchase Agreement (the "GESCO CLOSING") the GESCO Business is to be divided into two components as follows:

          (a)  WGS. All assets, properties, rights, obligations and liabilities
               ---
               included in the GESCO Business (including the outstanding shares of, or other equity interests in, any corporation or other legal entity in which any of such assets, properties, rights, obligations and liabilities are held) that arise from, relate to, or are used in connection with

               (i) the Savannah River Management and Operations contract (the "SAVANNAH RIVER M&O CONTRACT"), including the outstanding shares of, or other equity interests in, Westinghouse Savannah River Company, Inc. or any successor entity,

               (ii)  the Electro-Mechanical Division (the "EMD"),

               (iii) the Safety Management Solutions contracts and operations, including the outstanding shares of, or other equity interests in, Westinghouse Safety Management Solutions, Inc. or any successor entity, or

               (iv)  any other part of the GESCO Business described in Section
                                                                        ------
                     6.1(b)(ii) below that would otherwise be a part of the WGES
                     ----------
                     Operations (as defined in Section 6.1(b)) but only to the
                                               --------------
                     extent that it involves classified defense activities

               (collectively the "WGS OPERATIONS").

          (b)  WGES. All assets, properties, rights, obligations and liabilities
               ----
               included in the GESCO Business (including the outstanding shares of, or other equity interests in, any corporation or other legal entity in which any of such assets, properties, rights, obligations and liabilities are held) that arise from, relate to, or are used in connection with

                                                                    CONFIDENTIAL

               (i) the Safe Sites, WIPP, Anniston, Government Technical Services Division and West Valley contracts and operations, or

               (ii) any other part of the GESCO Business that is not specifically identified as part of the WGS Operations and is not described in clause (i) above but only to the extent that it does not involve classified defense activities

               (collectively the "WGES OPERATIONS").

     6.2  Novation. MK and BNFL-USA will use commercially reasonable efforts to
          --------
          obtain the consent of CBS to a novation of the Asset Purchase Agreements as follows:

          (a)  ESBU Purchase Agreement. The parties will implement a novation of
               -----------------------
               the ESBU Purchase Agreement so that (i) WELCO is substituted as a party in lieu of WGNH and succeeds to all WGNH's rights and obligations, (ii) WGNH is released from its obligations, and
               (iii) the existing guarantees issued by MK-Delaware, MK, BNFL and BNFL-USA remain in effect in support of WELCO's obligations.

          (b)  GESCO Purchase Agreement. The parties will implement a novation
               ------------------------
               of the GESCO Purchase Agreement so that (i) WGS and WGES are substituted as parties in lieu of WGNH and succeed to all WGNH's rights and obligations in a manner that is consistent with the division of the GESCO Business as outlined in Section 6.1, (ii)
                                                             -----------
               WGNH is released from its obligations, and (iii) the existing guarantees issued by MK-Delaware, MK, BNFL and BNFL-USA remain in effect in support of WGS's and WGES's obligations.

     6.3  Assignment. If the parties are unable to obtain the consent of CBS to
          ----------
          a novation of the Asset Purchase Agreements as described in Section
                                                                      -------
          6.2 then they will cause WGNH to assign its rights and obligations
          ---
          under the Asset Purchase Agreements as follows:

          (a)  GESCO Purchase Agreement. No later than the closing date under
               ------------------------
               the GESCO Purchase Agreement (the "GESCO CLOSING DATE")

               (i)  WGS Operations. WGNH will assign to WGS all WGNH's rights
                    --------------
                    and obligations under the GESCO Purchase Agreement that relate to the WGS Operations and (to the extent permitted under the GESCO Purchase Agreement) the parties will cause WGS to assume all such rights and obligations, including the obligation to pay an appropriate

                                                                    CONFIDENTIAL

                          portion of the Purchase Price, to accept the assignment and transfer to it of all the Acquired Assets, and to assume the Assumed Liabilities (each as defined in GESCO Purchase Agreement ) that constitute part of the WGS Operations.

                    (ii)  WGES Operations. WGNH will assign to WGES all WGNH's
                          ---------------
                          right and obligations under the GESCO Purchase Agreement that relate to the WGES Operations and (to the extent permitted under the GESCO Purchase Agreement) the parties will cause WGES to assume all such rights and obligations, including the obligation to pay an appropriate portion of the Purchase Price, to accept the assignment and transfer to it of all the Acquired Assets, and to assume the Assumed Liabilities (each as defined in GESCO Purchase Agreement) that constitute part of the WGES Operations.

               (b)  ESBU Purchase Agreement. No later than the closing date
                    -----------------------
                    under the ESBU Asset Purchase Agreement (the "ESBU CLOSING DATE") WGNH will assign to WELCO all WGNH's rights and obligations under the ESBU Purchase Agreement, and all personnel being taken and all technology being acquired from the STC, and (to the extent permitted under the ESBU Purchase Agreement and the GESCO Purchase Agreement) the parties will cause WELCO to assume all such rights and obligations, including the obligation to pay the Purchase Price and to accept the assignment and transfer to it of all the Acquired Assets, and to assume the Assumed Liabilities (each as defined in ESBU Purchase Agreement); provided that, if necessary, the parties will enter into appropriate arrangements in order to address FOCI and national security concerns with respect to any classified defense contracts included in the STC operations that form part of the Acquired Assets or the Assumed Liabilities, which arrangements may involve the novation of those contracts to WGS or WGES and corresponding financial arrangements to preserve WELCO's economic interests in such contracts.

               (c)  Certain Rights. All of the rights, duties and obligations of
                    --------------
                    WGNH under the ESBU Purchase Agreement and the GESCO Purchase Agreement that are not specifically addressed in this Agreement will be shared equitably among the Companies in a manner that is consistent with this Agreement.

               (d)  Closing Dates. MK and BNFL-USA anticipate that the closing
                    -------------
                    under the ESBU Purchase Agreement and the GESCO Purchase Agreement will occur simultaneously. However, the parties may by mutual agreement permit the closings to occur at different times.

                                                                    CONFIDENTIAL

     6.4  Contribution of Purchase Price to WGS, WGES and WELCO.
          -----------------------------------------------------

          (a) Subject to the provisions of paragraph (b), no later than the day before the GESCO Closing Date and the ESBU Closing Date, respectively, MK and BNSI will provide funds to WGS, WGES and WELCO to enable them to pay the purchase price under the GESCO Purchase Agreement and the ESBU Purchase Agreement, as described in Exhibit A.
                  ---------

          (b) All of the contributions contemplated by paragraph (a), and all other contributions to be made to the Companies under Section 7
                                                                     ---------
               or otherwise, are expressly conditioned on the expiration of any and all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act relating to the formation of the Companies and to the acquisition of the ESBU Business or the GESCO Business.

     6.5  Other Actions. The parties will take all such other actions and will
          -------------
          cause their respective affiliates to take such other actions to cause WGNH, WGS, WGES and WELCO to perform all obligations to be performed by them under the GESCO Purchase Agreement or the ESBU Purchase Agreement, as the case may be.

7.   ADDITIONAL CONTRIBUTIONS. The obligations of the parties to make additional
     ------------------------
contributions to any of the Companies to meet the needs of the Companies for funding are as follows:

     7.1  WGS. MK and BNSI shall be responsible for the cash and other funding
          ---
          requirements of WGS in accordance with the terms of the WGS Agreement.

     7.2  WGES. Any contributions required to be made to WGES must be approved
          ----
          by the representatives of both MK and BNSI on the WGES Board and will be made in proportion to the respective membership interests of WGS and BNSI, as set forth in Section 4.2.
                                    -----------

     7.3  WELCO. BNSI shall be solely responsible for the cash and other funding
          -----
          requirements of WELCO.

8.   FINANCIAL ARRANGEMENTS.
     ----------------------

     8.1  Replacement of Letters of Credit etc. The parties acknowledge that CBS
          ------------------------------------
          and certain of its affiliates are presently obligated under certain letters of credit, performance bonds and similar obligations issued in connection with the ESBU Business and the GESCO Business (the "OUTSTANDING LETTERS OF CREDIT AND BONDS"), and that WGNH is obligated under the ESBU Purchase Agreement and the GESCO Purchase

                                                                    CONFIDENTIAL

          Agreement to replace the Outstanding Letters of Credit and Bonds with substitute financial arrangements at closing. The responsibility of the parties to accomplish this will be allocated as follows:

          (a)  WGS. MK and BNSI will jointly replace each of the Outstanding
               ---
               Letters of Credit and Bonds that secure or support obligations that arise from the WGS Operations with substitute financial arrangements on or before the GESCO Closing Date and will provide such credit support, including guarantees from MK and BNSI or their respective affiliates, as may be necessary to put such substitute financial arrangements into effect, in accordance with the terms of the WGS Agreement.

          (b)  WGES. MK and BNSI will jointly replace each of the Outstanding
               ----
               Letters of Credit and Bonds that secure or support obligations that arise from the WGES Operations with substitute financial arrangements on or before the GESCO Closing Date and will provide such credit support, including guarantees from MK and BNSI or their respective affiliates, as may be necessary to put such substitute financial arrangements into effect; provided that the costs and liabilities of such actions and arrangements shall be shared between MK and BNSI on a 60/40 basis.

          (c)  WELCO. BNSI will replace each of the Outstanding Letters of
               -----
               Credit and Bonds that secure or support obligations that arise from the ESBU Operations with substitute financial arrangements on or before the ESBU Closing Date and will provide such credit support, including guarantees from BNSI or its affiliates, as may be necessary to put such substitute financial arrangements into effect.

     8.2  Support for Additional Financing. If any of WGS, WGES or WELCO wishes
          --------------------------------
          to incur any indebtedness from any third party and in order to obtain such financing a guarantee or other form of credit support is required then the responsibilities of the parties to provide such guarantees or other support are as follows.

          (a)  WGS. MK and BNSI shall be responsible for providing guarantees or
               ---
               other credit support for WGS, and for the costs and liabilities of such actions and arrangements, in accordance with the terms of the WGS Agreement.

          (b)  WGES. MK and BNSI shall be jointly responsible for providing
               ----
               guarantees or other credit support for WGES, and any costs and liabilities of such actions and arrangements shall be shared between MK and BNSI on a 60/40 basis.

                                                                    CONFIDENTIAL

          (c)  WELCO. BNSI shall be responsible for providing guarantees or
               -----
               other credit support for WELCO.

9.   TEAMING.
     -------

     9.1  General. The parties recognize that each of them and their affiliates
          -------
          as well as the Companies have complementary strengths with respect to the performance of services for the DOE and the DOD and that is in their mutual interest to cooperate in order to enhance the position of the Companies in bidding on DOE and DOD contracts.

     9.2  Cooperation. Subject to national security requirements, export
          -----------
          controls, FOCI mitigation plans and contracting requirements (the "GOVERNMENTAL REQUIREMENTS"), the parties will cause the Companies to cooperate in order to ensure their ability to draw upon the full portfolio of current resources in commercial, DOE, DOD, scientific and technical consulting and laboratory services. In recognition of the fact that WELCO may possess personnel and technology resources which could benefit the implementation of existing and future WGS and WGES contracts, such cooperation will include WELCO's commercially reasonable efforts, in accordance with this Section 9 and with Section
                                                      ---------          -------
          10, to make available such personnel and technology resources to
          --
          support WGS and WGES and their subsidiaries and divisions in the conduct of government business. It is the intention of the parties to share lessons learned in operational know-how and technology applications through personnel transfers, case studies and status seminars in a manner that is consistent with the provisions of this Agreement.

     9.3  Certain Defense and Other Programs. WGS, WGES and WELCO will
          ----------------------------------
          cooperate, subject to Governmental Requirements and pursuant to appropriate commercial arrangements to be negotiated in good faith, to support WELCO's participation in Defense Program initiatives.

     9.4  Bidding. Subject to Governmental Requirements and other applicable
          -------
          law, WGS and WGES in the areas of business respectively assigned to them will be the preferred vehicle for bidding primary Management and Operations and Management and Integration contracts on DOE and DOD sites with the objective of growing the value and enhancing the competitiveness of WGS and WGES consistent with the interests of MK and BNFL-USA. If MK and BNFL-USA agree that it would not be advantageous or consistent with their interests to bid a specific contract through WGS or WGES, as the case may be, they shall agree on the appropriate vehicle for jointly bidding such contract, subject to the following sentence. If either MK or BNFL-USA believes that jointly bidding a specific contract (using any vehicle)

                                                                    CONFIDENTIAL

          would potentially have a material adverse impact on MK or BNFL-USA, then and only after MK and BNFL have attempted to resolve and have been unable to resolve any differences of opinion regarding the potential for material adverse impact, will MK or BNFL-USA (or their respective affiliates) be free to bid that contract directly or in concert with a different partner or partners, and WGS and WGES will not bid. Any disputes with respect to this Section 9.4 will be
                                                     -----------
          resolved pursuant to the procedures set forth in Section 12.
                                                           ----------


     9.5  MK Preferred Provider of EPCM and Facilities O&M Services. Subject to
          ---------------------------------------------------------
          Governmental Requirements and other applicable law, MK shall be the preferred supplier to WELCO (and to WELCO's customers where WELCO has the right to choose its customer's suppliers) for planning, constructing, demonstrating, operating, maintaining, repairing, and upgrading nuclear power generation facilities and facilities of any kind in connection with WELCO's commercial nuclear and/or steam operations to the extent WELCO intends to contract with any party for such services (hereinafter referred to as "EPCM/O&M SERVICES"). Accordingly, WELCO will negotiate with MK in good faith (and will recommend MK and seek to encourage its customers to so negotiate with
          MK) to provide EPCM/O&M Services that MK is qualified to perform. If WELCO desires to competitively bid EPCM/O&M Services and MK is qualified to perform such EPCM/O&M Services, MK shall have the right to perform such EPCM/O&M Services at the same price and subject to the same terms and conditions as the terms and conditions of a bona fide bid by a competitive bidder that WELCO would otherwise contract with to perform such services. If WELCO does not believe MK is qualified to perform such EPCM/O&M Services then the matter will be resolved pursuant to the procedures set forth in Section 12. The foregoing
                                                  ----------
          provisions of this Section 9.5 do not apply to the extent such
                             -----------
          EPCM/O&M Services are subject to statutory and/or regulatory requirements mandating competitive bidding and prohibiting the exercise by MK of such right. In addition, the arrangements between MK and BNFL-USA provided for in this Section 9.5 are subject to
                                            -----------
          arrangements, existing on the Closing Date, of WELCO or its predecessors or affiliates.

     9.6  General and Administrative Services. It is the intention of the
          -----------------------------------
          parties that, subject to Governmental Requirements and pursuant to appropriate commercial arrangements to be negotiated in good faith, WGS, WGES and WELCO should share certain general and administrative services in order to provide such services in the most efficient and cost-effective manner.

                                                                    CONFIDENTIAL

     9.7  Employees.
          ---------

          (a) The parties acknowledge that they have committed to the DOE not to make any changes to the management teams of WGS or WGES except as provided in a Transition Agreement to be entered into between the Companies and the DOE (the "TRANSITION AGREEMENT").

          (b) In order to support the performance of all DOD and DOE contracts, MK and BNSI will promote the free transferability of employees between the Companies, subject in all cases to applicable Governmental Requirements and the reasonable commercial requirements of the Companies and after consultation with the DOD or the DOE, as the case may be.

          (c) Subject to the provisions of the Transition Agreement, if applicable, MK and BNSI will endeavor to keep the benefit arrangements for employees of the Companies similar to each other, portable and competitive.

          (d) Subject at all times to the Governmental Requirements, WGS, WGES and WELCO shall establish an advisory committee made up of representatives chosen by each of the three Companies (the "HUMAN RESOURCES COMMITTEE") to discuss and provide non-binding recommendations to their respective presidents concerning the availability of WELCO personnel to assist WGS and WGES, taking into account the Governmental Requirements and the needs of the Companies. The Human Resources Committee shall

               (i) meet at least once each quarter, and at such other times as they may mutually agree, for the purpose of discussing anticipated personnel requirements and the availability of such personnel for the ensuing 12 months, or for such other periods as they may mutually agree,

               (ii) make recommendations, if any, to their respective presidents concerning the transfer or secondment of WELCO personnel, subject to the Governmental Requirements, and

               (iii) provide reports to the presidents of the Companies on such personnel matters on at least a quarterly basis.

               The Companies shall cooperate in carrying out such recommendations of the Human Resources Committee as may be agreed to by each respective affected Company, subject to such changes as the Companies may agree upon and subject to the Governmental Requirements. Notwithstanding the

                                                                    CONFIDENTIAL

               foregoing provisions of this Section 9.7(d) the recommendations
                                            --------------
               of the Human Resources Committee shall not be binding on the Companies, and none of the Companies shall be required to implement the recommended actions of the Human Resources Committee if they are on terms that are commercially unreasonable for that Company.

          (e)  Any personnel seconded to WGS or WGES pursuant to this Section 9
                                                                      ---------
               shall be seconded on a cost pass-through basis, including a reasonable allocation of overhead.

10.  TECHNOLOGY SHARING ARRANGEMENTS.
     -------------------------------

     10.1   General. The parties recognize that the Companies and their
            -------
            subsidiaries have technology (including intellectual property) that may be useful to, or complementary of, the technology of each other. It is the intention of the parties that the full range of such technology be reasonably available to the Companies in providing services to their customers, particularly the DOE and the DOD, in accordance with this Section 10 and the Governmental Requirements,
                                 ----------
            including, without limitation, consistent with the technology transfer mission of DOE and other restrictions and conditions on licensing and technology transfer contained in the Covered Contracts specified in the Transition Agreement.

     10.2   Cooperation. Subject to the Governmental Requirements and pursuant
            -----------
            to appropriate commercial arrangements to be negotiated in good faith, the parties will cause the Companies to cooperate to share relevant technology to best serve their client interests and goals; provided, however, that such sharing does not result in the disclosure of protected technology or intellectual property rights to third parties or the disclosure of classified information, special nuclear material, Unclassified Controlled Nuclear Information, Official Use Only, and/or export controlled data entrusted to or held by any Company except as permissible pursuant to the Governmental Requirements, including but not limited to the NISD and applicable U.S. government laws and regulations. Specific limitations on such interactions will be addressed in a Technology Control Plan and Security Control Agreement to be mutually agreed by the affected Companies and approved by the DOE and (as appropriate) the DOD. To ensure that relevant technology residing in WELCO is available to WGES and WGS in the performance of their business and contractual obligations, WELCO technology will be made available in accordance with the procedures set forth in Section 10.5.
                                                        ------------

     10.3.  CBS Shared Technology Agreements. Subject to the Governmental
            --------------------------------
            Requirements, the parties and their affiliates will enter into one or more technology sharing

                                                                    CONFIDENTIAL

            arrangements with CBS and certain of its affiliates, and certain third parties in connection with the transactions contemplated by the Asset Purchase Agreements (the "CBS SHARED TECHNOLOGY AGREEMENTS"). In order for WGS, WGES, and WELCO to obtain the benefit of the technology that is to be licensed thereunder, it will be necessary for them to enter into appropriate arrangements for the further sharing or licensing of such technology through sublicense arrangements which may require the prior approval of CBS (which may not be unreasonably withheld).

     10.4   WELCO Technology. Recognizing that WELCO will possess technology and
            ----------------
            related resources that could benefit the delivery of goods and services under existing and future WGS and WGES contracts, BNSI will, and will cause WELCO to, make reasonable efforts to make available such technology (in compliance with the Governmental Requirements, confidentiality restrictions, and pre-existing contractual requirements) to support WGS and WGES, their subsidiaries, divisions and controlled affiliates, in the performance of U.S. government business. WELCO will own the AP600 technology (to the extent such technology is currently owned by CBS) and will abide by all requirements of the existing contracts regarding such technology that are assumed by WELCO pursuant to the ESBU Asset Purchase Agreement.

     10.5   Procedures for Technology Exchange. Upon specific request and in
            ----------------------------------
            compliance with the Governmental Requirements, WELCO will make available to WGS and WGES such technology as shall be deemed reasonably necessary to support WGS or WGES in the performance of U.S. government business. Likewise, upon specific request and in compliance with the Governmental Requirements, WGS and WGES will make available to WELCO such technology as shall be deemed reasonably necessary to support WELCO's business activities, including know-how that is or has been used by the EMD in the manufacture of equipment in connection with the ESBU Business (the "SPECIFIED EMD KNOW-HOW"). Such requests shall be made by the applicable Company's representative on the Technology Exchange Committee ("TEC"), which shall be comprised of designated representatives from WGS, WGES, and WELCO. The TEC will meet at least quarterly, or more frequently if requested by a designated representative. Technology will be made available among the Companies in accordance with arms-length commercial terms and the Governmental Requirements and, in the case of the Specified EMD Know-How, in accordance with the terms of a supplemental agreement between the parties and together with as much instruction and training as may reasonably be required to enable WELCO to understand and utilize such know-how. In the event technology resources requested are not reasonably available in WELCO or WGES, the members of TEC will work cooperatively to obtain the desired technology on acceptable commercial terms from other sources, consistent with the business goals of the entities represented on TEC.

                                                                    CONFIDENTIAL

           WELCO or WGES will not be required to provide technology on commercially unreasonable terms or contrary to their business interests.

     10.6  Agreements. MK and BNFL-USA will cause their affiliates, including
           ----------
           the Companies, to enter into appropriate agreements to carry out the purpose of this Section 10.
                           ----------

11.  INDEMNIFICATION.
     ---------------

     11.1  Background.  The parties acknowledge and agree that
           ----------

           (a) It is their intention to segregate the GESCO Business (which is in turn divided into the WGS Operations and the WGES Operations), and the ESBU Business by allocating them to the Companies as outlined in Section 6.
                                          ---------

           (b) It is their intention that the exposure of MK, MK-Delaware and their affiliates to liabilities arising from the GESCO Business or the ESBU Business, and the exposure of BNFL, BNFL-USA , BNSI and their affiliates to liabilities arising from the GESCO Business be limited as set forth herein.

           (c) In order to preserve the allocation of liabilities reflected by such actions, the parties agree that each of the parties and the Companies and their respective affiliates will be entitled to indemnification as set forth below.

     11.2  First and Second Tier Entities.  For the purposes of this Section 11
           ------------------------------                            ----------

           (a) MK, BNFL-USA, BNSI and, if applicable, their parent companies are referred to as "FIRST TIER ENTITIES" and

           (b) WGNH, WGS, WGES and WELCO, and their respective subsidiaries, are referred to as "SECOND TIER ENTITIES".

     11.3  Indemnification. With respect to any liability or claim that arises
           ---------------
           from the business or operations of any Second Tier Entity (or any predecessor):

           (a)   WGS. In the case of any liability of any kind or nature
                 ---
                 whatsoever (including liabilities existing on the GESCO Closing
                 Date) that arises from the business or operations of WGS, WGS will indemnify and defend MK-Delaware, MK, their affiliates, BNFL, BNFL-USA, BNSI and their affiliates, WGNH and any other Second Tier Entities and their affiliates and hold them harmless against any loss or expense arising from such liability or claim (including

                                                                    CONFIDENTIAL


                 reasonable attorneys' fees but excluding consequential damages) ("LOSSES"); provided that

                 (i) there shall be excluded from indemnification any Loss that is reflected in a reduction in the value of any equity interest in WGS held by MK or its affiliates or in the amounts payable to BNSI under the WGS Agreement, and

                 (ii) the assets of WGS that are to be used to make any such indemnification payments shall in any event exclude its membership interest in WGES and any dividends, distributions or other payments received by WGS, or payable to WGS, with respect to such interest.

                 If the assets of WGS are insufficient to perform the required indemnification and defense BNFL-USA and MK will make appropriate payments to each other and their respective affiliates such that MK and its affiliates, on the one hand, and BNFL-USA and its affiliates, on the other hand, (taking into account their economic participation in the Second Tier Entities) share any Losses as provided in the WGS Agreement and otherwise on a 60/40 basis.

           (b)   WGES.  In the case of any liability of any kind or nature
                 ----
                 whatsoever (including liabilities existing on the GESCO Closing
                 Date) arising from the business or operations of WGES, WGES will indemnify and defend MK-Delaware, MK, their affiliates, BNFL, BNFL-USA, BNSI and their affiliates, WGNH and any other Second Tier Entities and their affiliates and hold them harmless against any Losses, provided that there shall be excluded from indemnification any Loss that is reflected in a reduction in the value of any equity interest in WGES held by MK or BNFL-USA, BNSI or their affiliates. If the assets of WGES, as the case may be, are insufficient to perform the required indemnification and defense, BNFL-USA and MK will make appropriate payments to each other and their respective affiliates such that MK and its affiliates, on the one hand, and BNFL-USA and its affiliates, on the other hand, (taking into account their economic participation in the Second Tier Entities) share any Losses on a 60/40 basis.

           (c)   WELCO. In the case of any liability of any kind or nature
                 -----
                 whatsoever (including liabilities existing on the ESBU Closing
                 Date) that arises from the business or operations of WELCO, WELCO will indemnify and defend MK-Delaware, MK, their affiliates, WGNH and any other Second Tier Entities and their affiliates and hold them harmless against any Losses. If the assets of WELCO are insufficient to perform the required indemnification

                                                                    CONFIDENTIAL

                 and defense, BNFL-USA will indemnify, defend and hold harmless MK-Delaware, MK, and their affiliates, and WGNH and any other Second Tier Entities and their affiliates.

     11.4  Limitations.  The provisions of this Section 11 shall be perpetual.
           -----------                          ----------

     11.5  Notice and Cooperation. Any party that has, or believes that it may
           ----------------------
           have, a claim for indemnification or other right to payment under this Section 11 will give prompt written notice to the other party
                ----------
           and other relevant parties of the event or circumstances giving rise to such claim. The parties will cooperate with each other and their affiliates in the investigation and defense of any liability or claim that may be the subject of this Section 11. Any disputes will be
                                           ----------
           resolved as provided in Section 12.
                                   ----------

12.  DISPUTE RESOLUTION.
     ------------------

     12.1 All disputes with respect to any matters that are the subject of this Agreement will, In the first instance, be referred to the Chief Executive Officers ("CEO'S") of MK-Delaware and BNFL as representatives of their respective companies.

     12.2 If the dispute cannot be resolved by the CEO's within 60 days after it is referred to them, then either party may initiate mediation of the dispute in accordance with the Center for Public Resources Model Procedure for Mediation of Business Disputes.

     12.3 If the dispute has not been resolved within 60 days after the initiation of the mediation procedure, or if either party will not participate in a mediation, it will then be subject to binding arbitration under the rules of the International Chamber of Commerce at a mutually agreeable venue. If MK and BNFL-USA are unable to agree on a venue, the arbitration will take place at a neutral site other than the United States or the United Kingdom.

13.  TERMINATION. This Agreement will terminate automatically upon the
     -----------
     termination, for any reason, of the ESBU Purchase Agreement or the GESCO Purchase Agreement. In addition, this Agreement, except for the provisions of Sections 11, 12, 14, and 15 hereof, shall terminate on the earliest date on which either BNFL or MK, directly or through one or more of their respective Affiliates, (i) no longer holds an interest in WGS and (ii) no longer holds an interest in WGES.

                                                                    CONFIDENTIAL

14.  CONFIDENTIAL INFORMATION.
     ------------------------

     14.1 The parties acknowledge that in order to carry out the purposes of this Agreement it will be necessary for them to disclose to the other party, and to its affiliates, confidential and proprietary information of the disclosing party or its affiliates.

     14.2 Each party will take reasonable actions to identify to the other party any information that is confidential or proprietary, which will include marking or identifying such information (in whatever form it may be embodied) as "Confidential". All such information is referred to as "CONFIDENTIAL INFORMATION".

     14.3 Each party will treat the other party's Confidential Information as confidential, will not disclose it to any other person (other those of its and its affiliates' officers, directors and representatives who need to know such information for the purpose of carrying out the transactions contemplated by this Agreement) or use it for any purpose other than carrying out the transactions contemplated by this Agreement.

     14.4  The restrictions imposed under this Section 14 shall remain in effect
                                               ----------

           (a) with respect to any Confidential Information that constitutes a "trade secret" (as defined under the laws of the State of New
                 York) of the disclosing party, so long as it remains a trade secret,

           (b) with respect to other Confidential Information, so long as the parties jointly hold interests in any of the GESCO Business, whether through their respective investments in any of the Companies or otherwise and until the third anniversary of the date on which any such joint ownership is terminated.

     14.5  The restrictions imposed under this Section 14 shall not apply to
                                               ----------
           any Confidential Information that

           (a) at the time of disclosure is available in the public domain or is known to the receiving party without breach of any obligation of confidentiality,

           (b) is subsequently disclosed by a third party to the receiving party without any obligation of confidentiality, or

           (c) is independently developed by the receiving party without breach of any obligation of confidentiality.

                                                                    CONFIDENTIAL

15.  MISCELLANEOUS.
     -------------

     15.1  Cooperation Prior to Closing. During the period between execution of
           ----------------------------
           this Agreement and the ESBU and GESCO Closing Dates, MK and BNFL-USA will consult regularly with respect to matters arising under the ESBU Purchase Agreement and/or the GESCO Purchase Agreement. Initiating formal disputes, challenges or allegations of breach against CBS under such agreements will require the agreement of MK and BNFL-USA.

     15.2  Integration. Reference is made to the limited liability company
           -----------
           agreements for WGS and WGES and the WGS Agreement, each dated as of even date herewith and executed by the parties or their affiliates (collectively, the "RELATED AGREEMENTS"). The parties acknowledge that (a) this Agreement supersedes the Original Agreement and all other prior understandings and agreements between them or their parent companies with respect to the subject matter hereof, (b) the Related Agreements are consistent with the intent and purpose of this Agreement, and (c) to the extent that the provisions of this Agreement conflict with the provisions of any of the Related Agreements, the provisions of the Related Agreements shall control the relationship between the parties to the Related Agreements.

     15.3  Governing Law. This Agreement is governed by and shall be construed
           -------------
           in accordance with the law of the State of New York, without regard to the principles of conflicts of laws.

     15.4  Assignment. No party shall have the right to assign all or any part
           ----------
           of its rights or obligations under this Agreement without the written consent of the other party. This Agreement shall be binding upon and enure to the benefit of the parties and their respective permitted successors and assigns.

     15.5  No Third Party Beneficiaries. Except for the Companies, this
           ----------------------------
           Agreement is not intended to create any rights in any person that is not a party to this Agreement.

     15.6  No Partnership. The parties do not intend to create, and this
           --------------
           Agreement shall not be deemed to create, a partnership or agency relationship or any fiduciary duties between MK and BNFL-USA or any of their affiliates.

                                                                    CONFIDENTIAL

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers or agents, all as of the day and year first above written.


         MK                            MORRISON KNUDSEN CORPORATION



                                       By:     /s/
                                            ----------------------------
                                       Name:
                                       Title:

         BNFL-USA                      BNFL USA GROUP INC.



                                       By:     /s/
                                            -------------------------
                                       Name:
                                       Title:

                                                                    CONFIDENTIAL



                            EXHIBITS AND SCHEDULES


     The Registrant agrees to provide the Securities and Exchange Commission, upon request, with copies of Exhibits and or Schedules hereto.